EXHIBIT 99


       CERTIFICATION PURSUANT TO 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
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                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------

In connection with the Annual Report of Photo Control Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       PHOTO CONTROL CORPORATION

Date: April 16, 2003                                   By /s/ Curtis R. Jackels
                                                       Curtis R. Jackels
                                                       Chief Executive Officer,
                                                       President and Director
                                                       (principal executive and
                                                       financial officer)





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